SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 17, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


    United States                 333-32591                    58-1897792
    -------------                 ---------                    ----------
   (State or other               (Commission                  (IRS Employer
    jurisdiction                  File No.)                Identification No.)
  of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  August  2001  to  the  Series   1997-2
                     Certificateholders on September 17, 2001.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  August  2001  to  the  Series   1998-1
                     Certificateholders on September 17, 2001.




                                      - 1 -



Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

      99.1 Series 1997-2 Certificateholders Statement for the month of August 2001.

      99.2 Series 1998-1 Certificateholders Statement for the month of August 2001.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FNANB CREDIT CARD
                              MASTER TRUST


                              By:       FIRST NORTH AMERICAN
                                        NATIONAL BANK, as
                                        Transferor and Servicer


                              By:
                                        ----------------------------------------
                                        Michael T. Chalifoux
                                        Chairman of the Board





Date:      September 17, 2001

                                       -2-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST



                                INDEX TO EXHIBITS



   Exhibit
   Number            Exhibit


      99.1 Series 1997-2 Certificateholders Statement for the month of August 2001.


      99.2 Series 1998-1 Certificateholders Statement for the month of August 2001.